July 11, 2002

                        DREYFUS INVESTMENT PORTFOLIOS -
                           EUROPEAN EQUITY PORTFOLIO
                            Supplement to Prospectus
                               dated May 1, 2002

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios held on July 11, 2002, the Board approved a proposal to liquidate the European Equity Portfolio (the "Portfolio"), distribute the Portfolio's assets to Portfolio shareholders and close out Portfolio shareholder accounts. The liquidation is expected to occur on or about October 21, 2002. In anticipation of the Portfolio's liquidation, effective immediately, the Portfolio will be closed to any investments for new accounts.